SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULED 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement     |_| Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6 (a)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12


                        METRIC INCOME TRUST SERIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            Herman H. Howerton, Esq.
--------------------------------------------------------------------------------
    (Name of Person(s) Filling Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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     was paid  previously.  Identify  the  previous  filing  by  registration
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




                        METRIC INCOME TRUST SERIES, INC.

                    NOTICE TO SHAREHOLDERS OF ANNUAL MEETING

         PLEASE TAKE NOTICE that the Annual Meeting of shareholders of Metric Income Trust Series, Inc. ("MITS") will be held on Wednesday, June 25, 1997 at 10:00 a.m., Pacific Daylight Savings Time, at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111, to consider and vote on the following matters:

         1.       Election of Directors for the ensuing year;

         2.       Such other business as may properly come before the meeting.

         In addition, management will report on the business and financial condition of MITS.

         Only shareholders of record at the close of business on April 28, 1997 will be entitled to vote at the meeting, and those shareholders are cordially invited to attend the meeting in person. Whether or not you plan to be present, please complete, date, and sign the enclosed proxy card and return it in the postage paid envelope provided.

         Your proxy may be required in order for there to be a quorum (a majority of MITS' outstanding shares as of April 28, 1997) for the transaction of business at the meeting. You may revoke your proxy at any time before it is voted by filing with MITS a written revocation or a duly executed proxy bearing a later date. If you are present at the meeting and elect to vote in person, your proxy will not be used.

         We look forward to seeing you at the meeting.



                                                      BY ORDER OF THE BOARD OF
                                                      DIRECTORS OF METRIC INCOME
                                                      TRUST SERIES, INC.




                                                      By:
                                                           ---------------------
                                                           Herman H. Howerton
                                                           Secretary



Dated:  April 30, 1997

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING


General

         THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF
METRIC INCOME TRUST SERIES, INC. ("MITS") with its principal executive offices located at One California Street, San Francisco, California 94111, for use at the Annual Meeting of MITS' shareholders to be held on June 25, 1997, and at any continuation or adjournment thereof (the "Annual Meeting") for the purposes set forth herein.


Solicitation

         MITS will first mail this Proxy Statement and accompanying proxy on or about April 30, 1997 to all shareholders entitled to vote at the Annual Meeting. It is contemplated that proxies will be solicited principally through the mail, but Directors and officers of MITS or regular employees of the Advisor to MITS, SSR Realty Advisors, Inc. (the "Advisory Company" or "Advisor") or its affiliates, may, without additional compensation, solicit Proxies, personally or by telephone, telegraph, or letter. MITS may request banks, brokerage houses, and other institutions, nominees, or fiduciaries holding MITS shares in their name to forward the solicitation materials to the beneficial owners thereof. MITS will bear the entire cost of proxy solicitation, including reimbursement of the reasonable expenses incurred by brokerage firms and others representing beneficial owners of shares in so forwarding those materials.


Voting Rights and Outstanding Shares

         Only shareholders of record at the close of business on April 28, 1997 (the "Record Date") will be entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were outstanding and entitled to vote 6,321,641 shares of MITS common stock (collectively, the "Shares"). Each outstanding Share is entitled to one vote for each matter to be voted upon at the Annual Meeting, except that in the election of Directors, each shareholder has cumulative voting rights and, if any shareholder has given notice at the meeting prior to voting of the shareholder's intention to cumulate the shareholder's votes, is entitled to as many votes as equal the number of Shares held multiplied by the number of Directors to be elected (five), which votes may be cast for a single candidate or distributed among two or more candidates as the shareholder thinks fit. See "Nomination and Election of Directors". Voting on any other matters to be submitted at this meeting will be on a noncumulative basis.


Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted by filing with MITS, at its principal executive offices, written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


                               GENERAL INFORMATION

         Security Ownership of Certain Beneficial Owners and Management

         As of April 25, 1997, the percentage of the outstanding shares of common stock of MITS beneficially owned by any shareholder was less than five percent. As of such date, the only Director, nominee for Director or officer of MITS who beneficially owned any shares of MITS was William F. Garlock, a Director, who owned 3,127.7642 shares (which amount is less than one percent of the outstanding shares of MITS). An affiliate of the Advisory Company owns 21,506 shares of MITS, which amount is less than one percent of the outstanding shares of MITS. The members of the Board of Directors of the Advisory Company are: Robert A. Fiddaman, Thomas P. Lydon, Jr., Gerard P. Maus and Ralph F. Verni. The last two named individuals are also officers of State Street Research and Management Company ("State Street Research"), a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life").

Board Meetings and Committees

         The Board of Directors held five meetings during 1996. No Director attended less than 75 percent of the aggregate of meetings of Directors held during the period of 1996 for which he was a Director, except Robert M. Rouse who attended 60 percent of such meetings. MITS has no standing Nominating, Audit or Compensation Committees.


Compensation

         Directors and officers of MITS who are employed by the Advisory Company or its affiliates received no compensation from MITS during 1996. (Because all of the officers of MITS are employed by the Advisory Company or an affiliate, none of the officers received any compensation from MITS.) The aggregate remuneration paid for services during 1996 to all Independent Directors (as defined below) as a group was $33,733, including reimbursement of expenses incurred in attending meetings and conducting the business of MITS. No Director received from MITS aggregate remuneration for services during 1996 in excess of $60,000, including reimbursement for expenses incurred in attending meetings and conducting the business of MITS. Those Directors who are neither officers of MITS nor of the Advisory Company nor its affiliates (the "Independent Directors") received an annual fee of $9,000 plus $500 for each meeting of the Board attended in person and $100 for each meeting attended by telephone conference call. All Directors are entitled to reimbursement of expenses incurred in attending meetings and carrying on the business of MITS. In 1996, only Messrs. Devine and Moeckel (see "Proposal One - Nomination and Election of Directors - General" below) received reimbursement of expenses of $898 and $2,035, respectively, with an aggregate expense reimbursement of $2,933.

         The Advisory Company is compensated for its services as Advisor pursuant to an Advisory Agreement. On March 27, 1997, the Advisory Agreement was assigned to, and the obligations of the Advisory Company thereunder were assumed by, SSR Realty Advisors, Inc., an affiliate of Metric Realty which had been the Advisory Company since the formation of MITS. This Assignment and Assumption was unanimously approved by the Independent Directors on March 27, 1997. See "Assignment of Advisory Agreement" in the enclosed MITS' 1996 Annual Report.

         The Advisory Agreement provides for, among other things, a regular quarterly advisory fee, certain transactional fees and reimbursement of certain expenses. Pursuant to Section 4.9 of MITS' Bylaws, the Independent Directors are required at least annually to reach a determination that the Advisor's compensation is reasonable in relation to the nature and quality of services performed. Such determination must be based on the following criteria and reflected in the minutes of the meeting of the Directors: (i) the size of the advisory fee in relationship to the size, composition and profitability of the invested assets; (ii) the investment opportunities generated by the Advisor;
(iii)  advisory  fees paid to other  advisors  by other real  estate  investment trusts; (iv) additional revenues realized by the Advisor and its affiliates through their relationship with MITS, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by MITS or by others with whom MITS does business; (v) the quality and extent of services and advice furnished by the Advisor; (vi) the quality of the portfolio of MITS in relationship to the investments generated by the Advisor for its own account; and (vii) all other factors the Independent Directors may deem relevant. On March 27, 1997, following due consideration of each of the foregoing criteria, the Independent Directors unanimously approved the extension of the Advisory Agreement through the period ending March 31, 1998.

         The quarterly advisory fees paid to the Advisor under the Advisory Agreement are calculated at a rate of 0.75 percent per annum of the appraised value of the properties. Such fees are payable in full only if MITS makes annualized dividend payments equaling at least 8.5 percent of the shareholders' adjusted capital contribution, i.e., the original invested capital paid by all shareholders for the shares reduced by the total dividends from the sale or disposition of any property or the sale or principal repayment of securities. To the extent that dividends paid for a calendar quarter are less than 8.5 percent on an annualized basis, the advisory fee payable to the Advisor for that quarter would be proportionately reduced. See "Certain Relationships and Related Transactions" below for information regarding fees and expense reimbursements paid to Metric Realty as the Advisory Company in 1996.

Stock Price Performance Graph

         The graph presented below compares the cumulative total return on MITS common stock to the cumulative return of the Standard & Poor's 500 Index and an index of finite-life real estate investment trusts ("REITs") prepared at MITS' request by the National Association of Real Estate Investment Trusts ("NAREIT") for the period December 31, 1991 through December 31, 1996. The NAREIT finite-life REIT index (the "REIT Index") consists of tax-qualified finite-life REITs which are traded on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System. Companies included in the REIT Index as of December 31, 1996 are identified on Exhibit A attached hereto. Also identified on Exhibit A are companies included in the REIT Index as of December 31, 1995, but not included as of December 31, 1996 because of one or more of the following reasons: (i) the company has been liquidated or consolidated into another REIT;
(ii) the stock of the company has ceased trading on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System; or (iii) the company has lost its status as a real estate investment trust.

         The return on investment in MITS' common stock depicted below is based on an estimate of the share value, as no public market for the shares exists. To compute share value as of the fiscal year ends of 1991 and 1992 referenced in the graph, MITS used a formula having as its components the net book value of MITS' properties, the market value of mortgage-backed securities and the book value of its other assets and liabilities. For 1993 and thereafter, MITS used the same formula, except that the value of MITS' properties was determined based on independent third party appraisals (other than one property purchased in December, 1994 as to which the amount invested in the property was used as its value for 1994). Such appraisals were not conducted during the previous periods. For each of the years covered, the net asset value so determined was divided by the number of shares then outstanding to determine value per share. The graph below shows the value of $100 invested on December 31, 1991 as of the year ends depicted, assuming dividend reinvestment on each date paid, based on such estimated share prices as of the quarter end immediately preceding such dividend payment.

[PERFORMANCE GRAPH PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION IN HARD COPY]

The foregoing table sets forth the value of $100 on December 31, 1991 and on each year end thereafter.

Officers

         Set forth below are MITS' executive officers (other than Thomas P. Lydon, Jr. and William A. Finelli whose biographical information is set forth under the Section entitled Nominees), their principal occupations during the past five years or more and their ages.


Kevin M. Howley              40   Mr. Howley is Managing  Director,  head of the
 President and                    Commercial  Operating  Unit  of  the  Advisory
 Chief Executive Officer          Company,   and  became   President  and  Chief
                                  Executive  Officer of MITS in March  1997.  He
                                  joined the Advisory  Company in July 1994, and
                                  held the  positions of  Portfolio  Manager and
                                  Senior Portfolio Manager before being named to
                                  his present  position in April 1997.  Prior to
                                  joining the Advisory  Company,  Mr. Howley was
                                  employed  by  Metropolitan  Life  since  1980,
                                  where he was  involved  in a  variety  of real
                                  estate- related activities, including mortgage
                                  lending,  asset  management and  acquisitions.
                                  His last position with  Metropolitan  Life was
                                  Assistant  Vice  President  in the Real Estate
                                  Investment Management Department commencing in
                                  November  1992.  Mr.  Howley   graduated  from
                                  Loyola  Marymount  University  in 1978  with a
                                  Bachelor of Arts Degree and from University of California at Los Angeles in 1995 with a Master's Degree in Business Administration.

Herman H. Howerton           53   Since August,  1988,  Mr.  Howerton has been a
 Vice President,                  Vice  President  and  General  Counsel  of the
 General Counsel and              Advisory   Company   and   was   Senior   Vice
 Secretary                        President,  Corporate  Counsel  from  March to
                                  August 1988.  In April,  1997,  he also became
                                  Managing Director of the Advisory Company.  He
                                  has been a Vice President and General  Counsel
                                  and Secretary of MITS since its formation. Mr.
                                  Howerton  received a Bachelor  of Arts  Degree
                                  from California  State University at Fresno in
                                  1965 and a Juris  Doctor  Degree from  Harvard
                                  Law  School  in 1968.  He is a  member  of the
                                  State  Bar  of   California   and  a  licensed
                                  California   real   estate   broker.


Certain Relationships and Related Transactions

         MITS is a party to the Advisory Agreement with the Advisory Company. Thomas P. Lydon, Jr., the Chairman of MITS, is President and Chief Executive Officer and a Director of the Advisory Company. William A. Finelli, a Director and Vice President, Chief Financial Officer of MITS, is Vice President, Chief Financial Officer, Treasurer and Managing Director of the Advisory Company. Kevin M. Howley, President and Chief Executive Officer of MITS, is Managing Director, head of the Commercial Operating Unit of the Advisory Company.

         The term of the Advisory Agreement has been extended by the action of the Board of Directors to March 31, 1998. Services provided to MITS by the Advisory Company include investment advice, real estate and disposition assistance, financial services and asset management services.

         MITS' Advisory Agreement with the Advisory Company provides, among other things, for payment of regular quarterly advisory compensation, together with reimbursement of certain expenses. (See "General Information - Compensation" above for information regarding this advisory compensation.) Under the Advisory Agreement, the Advisory Company and its affiliates are entitled to reimbursement for all costs incurred in providing services to MITS. These reimbursable costs fall into two categories: direct costs and allocated common overhead costs. Such reimbursable costs include, but are not limited to, the cost of rent, goods or material furnished or incurred by the Advisory Company in connection with services rendered to or for the benefit of MITS based upon the compensation of the individuals involved and an appropriate share of overhead. Such reimbursable costs also include costs of legal, accounting, and other contracted services, and related general and administrative costs. The Advisory Agreement also provides for payment to the Advisory Company of subordinated real estate commissions for substantial services rendered in the sale of MITS' properties, and of a subordinated incentive fee out of proceeds from sales of MITS' properties and mortgage-backed securities, both subordinated to the receipt by shareholders of a certain amount of dividends.

         During 1996, Metric Realty as the Advisory Company (see "General Information - Compensation" above for information regarding assignment of the Advisory Agreement by Metric Realty) earned advisory fees of $228,829 and received or had the right to receive as of December 31, 1996, $199,494 in reimbursement of expenses. Metric Realty earned no acquisition or other fees from MITS in 1996.

         Additionally, MITS has entered into an agreement with State Street Research pursuant to which State Street Research manages MITS' mortgage-backed securities portfolio. State Street Research is a subsidiary of Metropolitan Life and an affiliate of the Advisor. During 1996, State Street Research earned $38,369 in fees.

         The above described arrangements were not made pursuant to arm's length negotiations. However, in the opinion of the Independent Directors of MITS, the terms are as beneficial to MITS as terms which could be obtained from an independent third party or parties for similar services and the compensation of the Advisory Company and State Street Research is reasonable in relation to the nature and quality of services performed by the Advisory Company and State Street Research, respectively.


Independent Auditors

         Ernst & Young, independent auditors, provided auditing services to MITS in 1996. The Directors have also selected Ernst & Young to examine the financial statements of MITS for the year ending December 31, 1997. A representative of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions. Such representative will also have the opportunity to make a statement at the meeting if he or she desires to do so.


Compliance with Section 16(a) of the Securities Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the officers and directors of a public company and persons who beneficially own more than ten percent of a registered class of its equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") on Forms 3, 4 and 5 and to submit copies of these Forms to the company. Under Section 16 of the Exchange Act, MITS is required to identify in this Proxy Statement the name of each person who failed to file a required Form on a timely basis and to set forth the number of late Forms, the number of transactions that were not reported on a timely basis and any known failure to file a required Form.

         Based solely on its review of the copies of any Forms 3, 4 and 5 received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, MITS believes that during the most recent fiscal year, all filing requirements under Section 16(a) of the Exchange Act applicable to those persons who were, at any time during the last fiscal year of MITS, officers, directors or greater than ten percent shareholders of MITS were complied with.


                                  PROPOSAL ONE

                      NOMINATION AND ELECTION OF DIRECTORS

General

         At the Annual Meeting, Directors are to be elected who will hold office until the next annual meeting of shareholders and until the election of their respective successors, or until their earlier death, resignation, or removal.

         On June 13, 1996, Donald K. Devine, Robert A. Fiddaman, William F. Garlock, William G. Moeckel, Jr. and Robert M. Rouse were elected as Directors of MITS. Messrs Devine and Fiddaman, who are officers of the Advisory Company or an affiliate, resigned as Directors in March, 1997, and William A. Finelli and Thomas P. Lydon, Jr. were elected as Directors by the remaining MITS Directors on March 27, 1997, to fill the vacancies created by such resignations. Messrs. Finelli, Garlock, Lydon, Moeckel, and Rouse's terms as Directors end as of the date of the Annual Meeting scheduled for June 25, 1997 and upon their reelection or the election of their successors. Each has been nominated for reelection. Each such nominee has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the five nominees named below. The proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee becomes unavailable for election for any reason, the Shares represented by the proxies will be voted for any substitute nominee designated by the Directors. If additional persons are nominated by persons other than the Board, discretionary authority is hereby solicited for the proxy holders in their discretion to vote all proxies received by them according to the cumulative voting rules to assure the election of as many of the five nominees listed below, or substitute nominees designated by the Directors, as possible. See "Voting Rights and Outstanding Shares" set forth above. The five nominees receiving the highest number of affirmative votes of the Shares entitled to be voted at the Annual Meeting will be elected Directors of MITS. The inspector of elections at the Annual Meeting will tabulate the votes with respect to nominees by recording the total number of votes for each nominee and the number of votes withheld with respect to each of the Board's nominees. Votes withheld shall have no legal effect, except that the shares represented thereby will be counted as present for the purpose of determining whether a quorum is present at the meeting. With respect to any other matters that may properly come before the Annual Meeting, the inspector of elections will record the number of votes in favor of such matter, the number of votes opposed and the number of abstentions.

         Of the five Directors nominated, three are Independent Directors and two are officers of the Advisory Company and/or its Affiliates. The Bylaws of MITS require that a majority of the Directors be Independent Directors and that successor Independent Directors be nominated by the remaining Independent Directors.

Nominees

         The following table indicates each nominee's age and his principal experience during the past five or more years:

Thomas P. Lydon, Jr.         48   Mr.  Lydon  has  been   President   and  Chief
 Chairman                         Executive  Officer  of  the  Advisory  Company
                                  since  February  1995 and became  Chairman  of
                                  MITS in  March  1997.  Prior  to  joining  the
                                  Advisory  Company,  Mr.  Lydon was from  April
                                  1992, an Executive  Vice President of MBL Life
                                  Assurance Corporation ("MBL") (formerly Mutual
                                  Benefit Life Insurance  Company) chosen by the
                                  New Jersey Department of Insurance to oversee,
                                  rebuild   and   organize   the   real   estate
                                  investment   division  of  MBL.  Mr.   Lydon's
                                  experience before joining MBL included serving
                                  as Executive  Vice  President and principal of
                                  Manhattan  Capital  Realty   Corporation,   an
                                  investment  banking  firm,  from 1990 to 1992,
                                  and  as  Senior  Vice   President  of  Unicorp
                                  American   Corporation,   a  real  estate  and
                                  banking firm, from 1985 to 1990. Mr. Lydon graduated from Syracuse University with a Bachelor's Degree in Business Adminstration in
                                  1970.

William A. Finelli           39   Mr. Finelli has been Managing Director,  and a
 Director, Vice President,        Vice President,  Chief  Financial  Officer and
 Chief Financial Officer          Treasurer of the Advisory Company since August
 and Treasurer                    1995 and  became a  Director  of MITS in March
                                  1997 and its Vice  President,  Chief Financial
                                  Officer and  Treasurer  in April  1997.  He is
                                  responsible  for  overseeing  the  day  to day
                                  activity   of   the    accounting,    finance,
                                  technology and valuation areas of the Advisory
                                  Company.   Before  he  joined   the   Advisory
                                  Company, Mr. Finelli served from November 1983
                                  as a  financial  executive  of MBL.  His  last
                                  position  with MBL was Vice  President  - Real
                                  Estate Accounting.  While at MBL, he was until
                                  January 15, 1993 Vice  President and Treasurer
                                  of Mutual Benefit Overseas,  Inc. ("MBO"),  an
                                  affiliate of MBL. By an August 1992 agreement,
                                  all  of  the   common   equity   of  MBO   was
                                  transferred to a third-party  receiving  agent
                                  for the  benefit  of MBO's  bondholders.  This
                                  agreement was approved by the Court in October
                                  1992 and by the  bondholders  on  January  20,
                                  1993.  On January 26, 1993,  MBO  consented to
                                  the  entry  of  an  order  for  relief  in  an
                                  involuntary  Chapter  11  proceeding  that had
                                  been  filed  against  MBO  by  certain  of its
                                  bondholders  on January 8, 1993.  A consensual
                                  plan  was  approved   that  provided  for  the
                                  liquidation of MBO. Prior to his years at MBL, Mr. Finelli was with Ernst & Young, a public accounting firm. Mr. Finelli graduated from Rutgers University with a Bachelor's Degree in
                                  Accounting in 1979 and is a certified public accountant.

William F. Garlock (1)       47   Mr.  Garlock is  President  and a director  of
 Director                         Garlock & Company, a real estate merchant bank
                                  he formed in 1987. He resigned in June 1993 as
                                  President   and  a  member  of  the  Board  of
                                  Directors   of  Lincoln   N.C.   Realty   Fund
                                  Incorporated,   a  publicly-held  real  estate
                                  investment  trust,  positions he held for more
                                  than 5 years. Prior to 1987, Mr. Garlock spent
                                  five years  with  Blackman,  Garlock,  Flynn &
                                  Co., a real estate  merchant  banking  firm he
                                  started in San  Francisco.  From 1977  through
                                  1981,  he served as Senior Vice  President  in
                                  charge of Finance for Daon Corporation, a real
                                  estate developer based in Canada.  Mr. Garlock
                                  currently  serves  as a member of the Board of
                                  Directors of Brennan, Garlock, Inc., a private
                                  banking  firm.  He received a Bachelor of Arts
                                  Degree from the  University  of  California at
                                  Santa   Barbara  and  a  Master's   Degree  in
                                  Business    Administration    from    Stanford
                                  University.

------------------------
(1) Independent Director

William G. Moeckel, Jr. (1)  50   Mr.  Moeckel is President of Moeckel & Co. and
 Director                         a partner in Thayer Hotel  Investors II, L.P.,
                                  a private investment  partnership investing in
                                  U.S. hotel assets.  He was instrumental in the
                                  formation  in  1996 of  this  partnership  and
                                  serves as its Chief Acquisitions  Officer. Mr.
                                  Moeckel has over 20 years of diversified  real
                                  estate  development   experience.   From  1989
                                  through  January  of  1993,  he  was  managing
                                  partner of Moeckel,  Murphy & Co. From 1986 to
                                  May of 1989,  he was  President of  Cumberland
                                  Peale,  Ltd.  From 1984 through  1986,  he was
                                  Senior Vice  President  and  Director of Hotel
                                  Development   of  The   Landmarks   Group,   a
                                  commercial  real  estate  development  company
                                  based in Atlanta.  From 1978 to 1984, he was a
                                  partner in the Atlanta office of Laventhol and
                                  Horwath,  Certified  Public  Accountants.  Mr.
                                  Moeckel has also  previously  served as Senior
                                  Vice President and Chief  Development  Officer
                                  of Embassy  Suites,  Inc. Mr.  Moeckel holds a
                                  real estate broker's license in Georgia and is
                                  a member of the Atlanta Board of Realtors.  He
                                  graduated  from  Cornell   University  with  a
                                  Bachelor of Science Degree in 1972.

Robert M. Rouse (1)          50   Mr. Rouse is the  President  of Woodmont  Real
 Director                         Estate Services,  a real estate management and
                                  consulting    firm    located   in    Belmont,
                                  California,   which  merged  with  Rouse  Real
                                  Estate  Associates,  a real estate  management
                                  and consulting firm. Since January 1994 he has
                                  also been a Director of a private  real estate
                                  investment trust for  institutional  investors
                                  which has invested in apartment properties and
                                  for which the Advisory Company is the Advisor.
                                  Mr.  Rouse was  president of Rouse Real Estate
                                  Associates from 1986-1990.  In 1985, Mr. Rouse
                                  was President of Brichard  Management Corp., a
                                  San  Francisco-based  real  estate  investment
                                  company,   where  he  had  responsibility  for
                                  property acquisition and management throughout
                                  California and Arizona. From 1973 to 1985, he was employed by the Fox Group, where he served in a number of capacities, including Senior
                                  Vice  President,  National Sales and Executive
                                  Vice President and Chief Operating  Officer of
                                  Fox & Carskadon  Management  Corporation.  Mr.
                                  Rouse graduated from Golden Gate University in
                                  1969 with a Bachelor of Science Degree in Accounting and Management and in 1977 with a Master's Degree in Business Administration-
                                  Finance. Mr. Rouse has been designated a Certified Property Manager by the Institute of
                                  Real Estate Management.


------------------------
(1) Independent Director
                                        8

         THE DIRECTORS RECOMMEND A VOTE "FOR" THE ELECTION OF DIRECTORS AS SET FORTH IN PROPOSAL ONE, AND IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, MANAGEMENT PROXIES WILL BE SO VOTED.


                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any shareholder intending to present a proposal at the next Annual Meeting of shareholders (which will be held in 1998) and desiring management to consider that proposal for inclusion in the proxy statement relating to that meeting must submit the proposal by certified mail, return receipt requested, to the MITS' executive offices, to the attention of MITS' Secretary, no later than January 5, 1998.


                                 OTHER BUSINESS

         At this date, the Board of Directors knows of no other matters proposed to be brought before the meeting. If any other business should properly come before the meeting for shareholder action, the persons named in the enclosed proxy will vote the shares represented by the proxies in accordance with their best judgment.

         A copy of MITS' 1996 Annual Report and Form 10-K as filed with the Securities and Exchange Commission is enclosed herewith. If you desire additional copies of the 1996 Annual Report, please write to: Investor Services, Metric Income Trust Series, Inc., One California Street, Suite 1400, San Francisco, California 94111.


                                             BY ORDER OF THE BOARD OF DIRECTORS
                                             OF METRIC INCOME TRUST SERIES, INC.

Dated:   April 30, 1997
San Francisco, California

                                                  EXHIBIT A


Companies in 1996 Finite-life REIT Index                   Companies in 1995 Finite-life REIT Index,
----------------------------------------                   but not in 1996 Index
                                                           -----------------------------------------
Allied Capital Commercial Corporation                      Banyan Strategic Land Fund II
American Industrial Properties REIT                        Brandywine Realty Trust
Angeles Mortgage Investment Trust                          CRI Liquidating REIT, Inc.
Angeles Participating Mortgage Trust                       Franklin Real Estate Income Fund
Arizona Land Income Corporation                            Meridian Point Equity Trust IV
Banyan Strategic Realty Trust Co.                          Meridian Point Realty Trust VI Co.
Commercial Net Lease Realty, Inc.                          Meridian Point Realty Trust VII Co.
EQK Realty Investors I                                     Partners Preferred Yield, Inc.
Income Opportunity Realty Investors                        Partners Preferred Yield II, Inc.
Meridian Point Equity Trust '83                            Partners Preferred Yield III, Inc.
Meridian Point Realty Trust VIII Co.                       PS Business Parks
National Income Realty Trust                               Public Storage Properties IX, Inc.
Nooney Realty Trust, Inc.                                  Public Storage Properties X, Inc.
Public Storage Properties XI, Inc.                         Public Storage Properties XII, Inc.
Public Storage Properties XIV, Inc.                        Resort Income Investors, Inc.
Public Storage Properties XV, Inc.                         Rockefeller Center Properties, Inc.
Public Storage Properties XVI, Inc.                        Storage Properties, Inc.
Public Storage Properties XVII, Inc.                       Vanguard Real Estate Fund I
Public Storage Properties XVIII, Inc.                      Vanguard Real Estate Fund II
Public Storage Properties XIX, Inc.                        Vimisys Investment Properties Trust (formerly
Public Storage Properties XX, Inc.                         Mellon Participating Mortgage Trust)
Transcontinental Realty Investors, Inc.

                                       10

BY SIGNING AND DATING THE BOTTOM PORTION OF THIS FORM, YOU AUTHORIZE THE PROXY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                        METRIC INCOME TRUST SERIES, INC.
                                      PROXY
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS THOMAS P. LYDON, JR. OR HERMAN H. HOWERTON AS PROXY, WITH FULL POWER OF SUBSTITUTION, AND HEREBY AUTHORIZES EITHER OF THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF STOCK OF METRIC INCOME TRUST SERIES, INC. HELD OF RECORD BY THE UNDERSIGNED ON APRIL 28, 1997 AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE PARK HYATT, 333 BATTERY STREET, SAN FRANCISCO, CALIFORNIA, ON WEDNESDAY, JUNE 25, 1997 AT 10:00 A.M. PACIFIC DAYLIGHT SAVINGS TIME, OR AT ANY ADJOURNMENT THEREOF.

TO VOTE IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

TO ELECT DIRECTORS (WITH AUTHORITY TO CUMULATE VOTES); THE NOMINEES ARE:

A) THOMAS P. LYDON, JR.  C) WILLIAM F. GARLOCK       E) ROBERT M. ROUSE
B) WILLIAM A. FINELLI    D) WILLIAM G. MOECKEL, JR.

TO VOTE FOR ALL NOMINEES MARK AN "X" IN THE "FOR ALL" BOX ON THE MIDDLE PORTION OF FORM. TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE MARK AN "X" IN THE BOX MARKED "FOR ALL EXCEPT," AND MARK ANOTHER "X" IN THE APPROPRIATE NOMINEE'S BOX. TO WITHHOLD AUTHORITY ON ALL NOMINEES MARK AN "X" IN THE "WITHHOLD ALL" BOX.

TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY FORM BELOW. KEEP THIS PORTION FOR YOUR RECORD.


(DETACH HERE AND RETURN THIS PORTION ONLY)

                                                METRIC INCOME TRUST SERIES, INC.

  VOTE ON DIRECTORS
          ONLY USE TO WITHHOLD AUTHORITY TO VOTE ON INDIVIDUAL NOMINEES


           With-       For
For   or   Hold   or   All
All        All        Except   1. A        B         C          D         E

|_|        |_|         |_|       |_|      |_|       |_|        |_|        |_|

                               2. IN THEIR DISCRETION,  THE PROXY IS  AUTHORIZED
                                  TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



THIS PROXY MUST BE SIGNED AND DATED BELOW.

IF YOU DO NOT SIGN AND RETURN THIS FORM, METRIC INCOME TRUST SERIES, INC. MAY INCUR THE ADDITIONAL EXPENSE OF A SECOND MAILING IN ORDER TO HAVE A SUFFICIENT NUMBER OF SHARES REPRESENTED AT THE MEETING.

                              SPECIAL INSTRUCTIONS
                              --------------------
PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE SIGN FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DATE
-----------------------------------------

SIGN HERE
-----------------------------------------

SIGN HERE
-----------------------------------------

SIGN HERE
-----------------------------------------